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                     METROPOLITAN LIFE SEPARATE ACCOUNT E
             METLIFE FINANCIAL FREEDOM SELECT(R) VARIABLE ANNUITY
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED JULY 14, 2008
                                      TO
                        PROSPECTUS DATED APRIL 28, 2008

This supplement provides information in addition to that contained in the Prospectus dated April 28, 2008 for the Contract. Effective July 14, 2008, the following supplements and to the extent inconsistent therewith replaces information in the Prospectus dated April 28, 2008. It should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at 1600 Division Road, West Warwick, RI 02893 or call us at (800) 638-7732 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

1. DELETION OF BLACKROCK MONEY MARKET PORTFOLIO AS AN AVAILABLE INVESTMENT
CHOICE:

BlackRock Money Market portfolio is not available as an investment choice under the Contract. Any reference to BlackRock Money Market in the Prospectus is hereby deleted.

2. GUARANTEED MINIMUM INCOME BENEFIT -- NEW YORK STATE:

The Guaranteed Minimum Income Benefit is not available in New York State. Any reference to the availability of this Optional Benefit as being available in New York State in the Prospectus is hereby deleted.

3. DELETE AND REPLACE THE SECOND PARAGRAPH UNDER THE TABLE OF EXPENSES WITHDRAWAL CHARGE TABLE ON PAGE 7 (B, C AND L CLASS) WITH THE FOLLOWING:

For Deferred Annuities issued in New York, New Jersey and certain other states, the withdrawal charges for the B Class are as follows: during Contract Year 1:
9%; Year 2: 9%; Year 3: 8%; Year 4: 7%; Year 5: 6%; Year 6: 5%; Year 7: 4%;
Year 8: 3%; Year 9: 2%; Year 10: 1%; Year 11 and thereafter: 0%.

4. DELETE THE FIRST SENTENCE OF "ELIGIBLE ROLLOVER DISTRIBUTION AND DIRECT TRANSFER CREDIT FOR B AND L CLASSES" ON PAGE 20 (B, C AND L CLASS) AND REPLACE WITH THE FOLLOWING:

During the first two Contract Years, for the B and L Classes, we currently credit 3% (2% in New York State) to each of your purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities or mutual funds that are not products of MetLife or its affiliates.

5. INSERT IN THE "ELIGIBLE ROLLOVER DISTRIBUTION AND DIRECT TRANSFER CREDIT FOR B AND L CLASSES" ON PAGE 20 (B, C AND L CLASS) BEFORE THE END OF THE PARENTHETICAL ON THE FIFTH LINE:

For Deferred Annuities issued in New York State, the credit applies to purchase payments made from salary reductions and from eligible rollover distributions or direct transfers from annuities or mutual funds that are not products of MetLife or its affiliates.

6. DELETE THE SECOND PARAGRAPH UNDER "THE INDEX SELECTOR" IN THE "AUTOMATED INVESTMENT STRATEGIES" SECTION ON PAGE 28 (B, C AND L CLASS) AND PAGE 29 (E AND E BONUS CLASS) AND REPLACE WITH THE FOLLOWING:

In the future, we may permit you to allocate less than 100% of your Account Balance to the Index Selector Strategy.

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7. INSERT THE FOLLOWING AS THE NEXT TO LAST PARAGRAPH OF THE "SYSTEMATIC
WITHDRAWAL PROGRAM" SECTION ON PAGE 35:

See "Lifetime Withdrawal Guarantee Benefit -- Annual Benefit
Payment -- Systematic Withdrawal Program" for more information concerning utilizing the Systematic Withdrawal Program in conjunction with the Lifetime Guaranteed Withdrawal Benefit.

8. INSERT THE FOLLOWING AS THE LAST TWO BULLETS UNDER THE "WHEN NO WITHDRAWAL CHARGE APPLIES" SECTION (B, C AND L CLASS), AND "WHEN NO WITHDRAWAL CHARGE APPLIES TO THE E BONUS CLASS" SECTION, EACH ON PAGE 39:

If approved in your state, and if you elect the Lifetime Withdrawal Guaranteed Benefit and take your Annual Benefit Payment through the Systematic Withdrawal Program and only withdraw your Annual Benefit Payment.

If approved in your state, and after the first Contract Year, if you elect the Lifetime Withdrawal Guarantee Benefit and only make withdrawals each Contract Year that do not exceed on a cumulative basis your Annual Benefit Payment.

9. INSERT THE FOLLOWING PARAGRAPH AT THE END OF THE "ANNUAL BENEFIT PAYMENT" IN THE "LIFETIME WITHDRAWAL GUARANTEE BENEFIT" SECTION ON PAGE 52 (B, C, AND L CLASS) AND PAGE 51 (E AND E BONUS CLASS):

Systematic Withdrawal Program. If available in your state, you may choose to take your Annual Benefit Payment under the Systematic Withdrawal Program, including the first Contract Year. If you do so, any withdrawal charges that would otherwise apply to such withdrawals will be waived. Your Systematic Withdrawal Program withdrawal amount will be adjusted on each Contract Anniversary for any changes in the Annual Benefit Payment as a result of Automatic Annual Step-Ups, additional purchase payments or transfers received during the Contract Year. Any withdrawals taken outside of the Systematic Withdrawal Program will cause the Systematic Withdrawal Program to terminate. If the commencement of the Systematic Withdrawal Program does not coincide with a Contract Anniversary, the initial Systematic Withdrawal Program period will be adjusted to end on a Contract Anniversary.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             1600 Division Road          Telephone (800) 638-7732
             West Warwick, RI 02393